united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright St. Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Dr., Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 3/31/15

Item 1. Reports to Stockholders.

Semi-Annual Report
March 31, 2015

1-855-881-2381
 www.cwcfunds.com

Distributed by Northern Lights Distributors, LLC
 Member FINRA

CWC SMALL CAP AGGRESSIVE VALUE FUND
PORTFOLIO REVIEW (Unaudited)
March 31, 2015

The Fund’s performance figures* for the periods ended March 31, 2015, as compared to its benchmark:

	Six Months	One Year	Three Year	Since Inception **
CWC Small Cap Aggressive Value Fund - Institutional Class	4.62%	5.87%	10.44%	7.01%
CWC Small Cap Aggressive Value Fund - Retail Class	4.58%	5.67%	10.18%	6.71%
Russell 2000 Total Return Index ***	14.46%	8.21%	16.27%	13.21%

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Performance figures for periods greater than 1 year are annualized. The total operating expenses before waiver as stated in the fee table to the Fund’s prospectus dated January 31, 2015 are 1.98% and 2.23% for the Institutional Class and Retail Class, respectively. The Fund’s advisor has contractually agreed to waive and/or reimburse certain fees or expenses of the Fund. Absent that arrangement, the performance above would have been lower. For performance information current to the most recent month-end, please call 1-855-881-2381.
** Inception date is December 31, 2010.
*** The Russell 2000 Total Return Index is an unmanaged market capitalization-weighted index which measures the performance of the small-cap sector of the U.S. stock market. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Portfolio Composition as of March 31, 2015
Top Ten Holdings by Industry	% of Net Assets
Computers	9.9%
Retail	8.5%
Banks	7.2%
Commercial Services	5.6%
Pharmaceuticals	5.5%
REITS	5.5%
Chemicals	4.9%
Insurance	4.4%
Transportation	4.3%
Engineering & Construction	3.8%
Other Industries (Common Stock)	36.0%
Other, Cash & Cash Equivalents	4.4%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

CWC SMALL CAP AGGRESSIVE VALUE FUND
PORTFOLIO OF INVESTMENTS (Unaudited)
March 31, 2015

Shares		Value
	COMMON STOCK - 95.6%
	AEROSPACE/DEFENSE - 3.4%
5,494	Orbital ATK, Inc.	$421,005

	BANKS - 7.2%
9,006	Columbia Banking Systems, Inc.	260,904
10,383	Opus Bank	320,627
18,180	Umpqua Holdings Corp.	312,332
		893,863
	BIOTECHNOLOGY - 1.0%
9,541	Ardelyx, Inc. *	124,892

	CHEMICALS - 4.9%
14,940	Kraton Performance Polymers, Inc. *	301,937
21,950	Landec Corp. *	306,202
		608,139
	COMMERCIAL SERVICES - 5.6%
12,096	AMN Healthcare Services, Inc. *	279,055
16,025	Apollo Education Group, Inc. - Cl. A *	303,193
33,774	Performant Financial Corp. *	114,832
		697,080

	COMPUTERS - 9.9%
37,053	Silver Spring Networks, Inc. *	331,254
4,002	Stratasys Ltd. *	211,226
4,445	Synaptics, Inc. *	361,401
12,479	TeleTech Holding, Inc.	317,590
		1,221,471
	DIVERSIFIED FINANCIAL SERVICES - 2.1%
1,217	Affiliated Managers Group, Inc. *	261,387

	ELECTRIC - 1.7%
3,935	Allete, Inc.	207,611

	ELECTRONICS - 2.2%
43,971	Electro Scientific Industries, Inc.	271,741

	ENGINEERING & CONSTRUCTION - 3.8%
12,372	MasTec, Inc. *	238,780
10,176	Tutor Perini Corp. *	237,610
		476,390
	FOOD - 2.6%
8,411	Cal-Maine Foods, Inc.	328,534

	HEALTHCARE-PRODUCTS - 2.9%
27,544	Cutera, Inc. *	355,868

	INSURANCE - 4.4%
21,349	Maiden Holdings Ltd.	316,606
14,648	OneBeacon Insurance Group Ltd. - Cl. A	222,796
		539,402
	INTERNET - 1.5%
5,055	Lands’ End, Inc. *	181,373

	INVESTMENT COMPANIES - 3.5%
18,033	Acacia Research Corp.	192,953
28,964	Prospect Capital Corp.	244,746
		437,699
	METAL FABRICATE - 1.2%
11,602	Dynamic Materials Corp.	148,157

	OIL & GAS - 0.3%
52,790	Miller Energy Resources, Inc. *	32,999

	PHARMACEUTICALS - 5.5%
7,120	Insys Therapeutics, Inc. *	413,886
109,858	Vivus, Inc. *	270,251
		684,137
	REAL ESTATE - 3.0%
2,224	Jones Lang LaSalle, Inc.	378,970

See accompanying notes to financial statements.

CWC SMALL CAP AGGRESSIVE VALUE FUND
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2015

Shares		Value
	REITS - 5.5%
23,602	Summit Hotel Properties, Inc.	$332,080
15,240	Terreno Realty Corp.	347,472
		679,552
	RETAIL - 8.5%
13,891	Kirkland’s, Inc. *	329,911
6,354	Nu Skin Enterprises, Inc.	382,574
19,636	TravelCenters of America LLC *	342,452
		1,054,937
	SAVINGS & LOANS - 1.3%
13,145	Capitol Federal Financial, Inc.	164,312

	SEMICONDUCTORS - 3.2%
44,934	Xcerra Corp. *	399,463

	SOFTWARE - 2.3%
5,900	Synchronoss Technologies, Inc. *	280,014

	TELECOMMUNICATIONS - 2.9%
27,993	Ruckus Wireless, Inc. *	360,270

	TOYS/GAMES/HOBBIES - 0.9%
49,689	LeapFrog Enterprises, Inc. *	108,322

	TRANSPORTATION - 4.3%
16,072	Nordic American Offshore Ltd.	147,219
32,038	Nordic American Tankers Ltd.	381,573
		528,792

	TOTAL COMMON STOCK (Cost - $9,663,605)	11,846,380

	SHORT-TERM INVESTMENTS - 5.4%
667,356	Dreyfus Cash Management, 0.03% **	667,356
	TOTAL SHORT-TERM INVESTMENTS (Cost - $667,356)

	TOTAL INVESTMENTS - 101.0% (Cost - $10,330,961) (a)	$12,513,736
	LIABILITIES LESS OTHER ASSETS - (1.0) %	(124,396)
	NET ASSETS - 100.0%	$12,389,340

* Non-income producing securities.
** Money market fund; interest rate reflects seven-day effective yield on March 31, 2015.
(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $10,314,819 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$3,091,359
Unrealized depreciation:	(892,442)
Net unrealized appreciation:	$2,198,917

See accompanying notes to financial statements.

CWC SMALL CAP AGGRESSIVE VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2015

ASSETS
Investment securities:
At cost	$10,330,961
At value	$12,513,736
Dividends and interest receivable	9,014
Prepaid expenses and other assets	2,618
TOTAL ASSETS	12,525,368

LIABILITIES
Payable for securities purchased	124,850
Investment advisory fees payable	4,067
Distribution (12b-1) fees payable	41
Accrued expenses and other liabilities	7,070
TOTAL LIABILITIES	136,028
NET ASSETS	$12,389,340

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$10,314,870
Accumulated net investment income	49,226
Accumulated net realized loss from security transactions	(157,484)
Net unrealized appreciation of investments	2,182,728
NET ASSETS	$12,389,340

NET ASSET VALUE PER SHARE:
Institutional Class Shares:
Net Assets	$12,202,480
Shares of beneficial interest outstanding	1,029,319
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$11.85

Retail Class Shares:
Net Assets	$186,860
Shares of beneficial interest outstanding	15,945
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$11.72

(a) Redemptions of shares held less than 60 days may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements.

CWC SMALL CAP AGGRESSIVE VALUE FUND
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended March 31, 2015

INVESTMENT INCOME
Dividends (net of $1,295 taxes withheld)	$107,111
Interest	69
TOTAL INVESTMENT INCOME	107,180

EXPENSES
Investment advisory fees	59,906
Distribution (12b-1) fees:
Retail Class	233
Professional fees	13,996
Accounting services fees	11,169
Administrative services fees	9,043
Compliance officer fees	6,882
Trustees fees and expenses	5,775
Printing and postage expenses	4,372
Transfer agent fees	3,262
Custodian fees	2,493
Registration fees	997
Insurance expense	249
Non 12b-1 shareholder servicing fees	23
Miscellaneous expenses	1,363
TOTAL EXPENSES	119,763

Less: Fees waived by the Advisor	(39,318)

NET EXPENSES	80,445

NET INVESTMENT INCOME	26,735

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	35,487
Net realized loss from foreign currency transactions	(139)
Net change in unrealized appreciation of investments	489,575
Net change in unrealized depreciation of foreign currency translations	(19)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	524,904

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$551,639

See accompanying notes to financial statements.

CWC SMALL CAP AGGRESSIVE VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended March 31, 2015 (Unaudited)	For the Year Ended September 30, 014
FROM OPERATIONS
Net investment income (loss)	$26,735	$(6,848)
Net realized gain on investments and foreign currency transactions	35,348	1,102,368
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	489,556	(371,128)
Net increase in net assets resulting from operations	551,639	724,392

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Institutional Class	(1,227,709)	–
Retail Class	(20,072)	–
Net decrease in net assets resulting from distributions to shareholders	(1,247,781)	–

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Institutional Class	267,284	529,694
Net asset value of shares issued in reinvestment of distributions:
Institutional Class	1,128,590	–
Retail Class	8,063	–
Payments for shares redeemed:
Institutional Class	(238,525)	(1,484,109)
Retail Class	(4,678)	(150,580)
Net increase (decrease) in net assets from shares of beneficial interest	1,160,734	(1,104,995)

TOTAL INCREASE (DECREASE) IN NET ASSETS	464,592	(380,603)

NET ASSETS
Beginning of Period	11,924,748	12,305,351
End of Period	$12,389,340	$11,924,748
* Includes undistributed net investment income of:	$49,226	$22,491

SHARE ACTIVITY
Institutional Class:
Shares Sold	22,611	41,625
Shares Reinvested	102,227	-
Shares Redeemed	(20,763)	(119,583)
Net increase (decrease) in shares of beneficial interest outstanding	104,075	(77,958)

Retail Class:
Shares Reinvested	738	–
Shares Redeemed	(374)	(12,813)
Net increase (decrease) in shares of beneficial interest outstanding	364	(12,813)

See accompanying notes to financial statements.

CWC SMALL CAP AGGRESSIVE VALUE FUND
FINANCIAL HIGHLIGHTS (Unaudited)
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the Six Months Ended March 31, 2015 (Unaudited)		For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012	For the Period Ended September 30, 2011 (1)
Institutional Class
Net asset value, beginning of period	$12.68		$11.93	$9.49	$8.13	$10.00

Activity from investment operations:
Net investment income (loss) (2)	0.03		(0.01)	(0.02)	0.01	(0.01)
Net realized and unrealized
gain (loss) on investments	0.46		0.76	2.48	1.38	(1.86)
Total from investment operations	0.49		0.75	2.46	1.39	(1.87)

Less distributions from:
Net investment income	—		—	(0.02)	(0.03)	—
Net realized gains	(1.32)		—	—	—	—
Total distributions	(1.32)		—	(0.02)	(0.03)	—

Paid-in-Capital From Redemption Fees	—		—	0.00 (3)	—	—
Net asset value, end of period	$11.85		$12.68	$11.93	$9.49	$8.13
Total return (4)	4.62	% (5)	6.29%	26.01%	17.06%	(18.70)	% (5)
Net assets, at end of period (000s)	$12,202		$11,729	$11,969	$8,299	$5,889

Ratio of gross expenses to average
net assets (6)	2.00	% (7)	1.97%	1.94%	3.25%	4.63	% (7)
Ratio of net expenses to average
net assets	1.34	% (7)	1.34%	1.34%	1.34%	1.34	% (7)
Ratio of net investment income (loss)
to average net assets (6)	0.45	% (7)	(0.05)%	(0.19)%	0.11%	(0.18	)% (7)
Portfolio Turnover Rate	46	% (5)	44%	43%	31%	31	% (5)

(1)	The CWC Small Cap Aggressive Value Fund's Institutional Class shares commenced operations on December 31, 2010.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of redemption fees.
(5)	Not annualized.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and/or Administrator.
(7)	Annualized.

See accompanying notes to financial statements.

CWC SMALL CAP AGGRESSIVE VALUE FUND
FINANCIAL HIGHLIGHTS (Unaudited)
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the Six Months Ended March 31, 2015 (Unaudited)		For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012	For the Period Ended September 30, 2011 (1)
Retail Class
Net asset value, beginning of period	$12.56		$11.85	$9.44	$8.10	$10.00

Activity from investment operations:
Net investment income (loss) (2)	0.01		(0.04)	(0.04)	0.02	(0.03)
Net realized and unrealized
gain (loss) on investments	0.47		0.75	2.46	1.34	(1.87)
Total from investment operations	0.48		0.71	2.42	1.36	(1.90)

Less distributions from:
Net investment income	–		–	(0.01)	(0.02)	–
Net realized gains	(1.32)		–	–	–	–
Total distributions	(1.32)		–	(0.01)	(0.02)	–

Paid-in-Capital From Redemption Fees	-		–	0.00 (3)	–	–
Net asset value, end of period	$11.72		$12.56	$11.85	$9.44	$8.10
Total return (4)	4.58	% (5)	5.99%	25.64%	16.78%	(19.00	)% (5)
Net assets, at end of period (000s)	$187		$196	$337	$513	$196
Ratio of gross expenses to average
net assets (6)	2.25	% (7)	2.22%	2.17%	3.46%	5.46	% (7)
Ratio of net expenses to average
net assets	1.59	% (7)	1.59%	1.59%	1.59%	1.59	% (7)
Ratio of net investment income (loss)
to average net assets (6)	0.20	% (7)	(0.32)%	(0.41)%	0.20%	(0.42	)% (7)
Portfolio Turnover Rate	46	% (5)	44%	43%	31%	31	% (5)

(1)	The CWC Small Cap Aggressive Value Fund’s Retail Class shares commenced operations on December 31, 2010.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of redemption fees.
(5)	Not annualized.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and/or Administrator.
(7)	Annualized.

See accompanying notes to financial statements.

CWC SMALL CAP AGGRESSIVE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)
March 31, 2015

1.    ORGANIZATION

The CWC Small Cap Aggressive Value Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The investment objective of the Fund is to seek capital appreciation. The Fund commenced operations on December 31, 2010.

The Fund currently offers two classes of shares: Retail Class and Institutional Class shares. Retail Class and Institutional Class shares are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or

CWC SMALL CAP AGGRESSIVE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2015

managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

CWC SMALL CAP AGGRESSIVE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2015

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2015 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$11,846,380	$—	$—	$11,846,380
Short-Term Investments	667,356	—	—	667,356
Total	$12,513,736	$—	$—	$12,513,736

The Fund did not hold any Level 3 securities during the period.
There were no transfers into or out of Level 1 and 2 during the current period presented. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.
* Refer to the Portfolio of Investments for industry classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. Dollars.

Foreign Currency Translations – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid monthly. Distributable net realized capital gains are declared and distributed annually in December. Dividends and distributions to shareholders are recorded on ex-date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for the open tax years of 2011-2013, or expected to be taken in the Fund’s 2014 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund make significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

CWC SMALL CAP AGGRESSIVE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2015

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3. INVESTMENT TRANSACTIONS

For the six months ended March 31, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $5,315,813 and $5,617,214 respectively.

4. INVESTMENT ADVISORY AGREEMENTS / TRANSACTIONS WITH AFFILIATES

CWC Advisors, LLC (the “Advisor”), serves as investment advisor to the Fund. Subject to the authority of the Board, the Advisor is responsible for the management of the Fund’s investment portfolio. Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, calculated and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets. For the six months ended March 31, 2015, the Advisor earned $59,906 in advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) do not exceed 1.59% and 1.34% of the daily average net assets attributable to the Retail Class and Institutional Class shares, respectively (the “Expense Limitation”). For the six months ended March 31, 2015, the advisor waived fees in the amount of $39,318.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses are subsequently less than the expense limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation. If Fund operating expenses subsequently exceed the expense limitation, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. As of March 31, 2015, the total amount of expense reimbursement subject to recapture is $273,093, of which $133,134 will expire on September 30, 2015, $63,187 will expire on September 30, 2016, and $76,772 will expire on September 30, 2017.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Retail Class shares (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Plan, the Fund pays 0.25% per year of the average daily net assets of the Retail Class shares for such distribution and shareholder service activities. The Plan is a compensation plan, which means that compensation is provided regardless of the expenses incurred. For the six months ended March 31, 2015, the Fund incurred distribution fees of $233 for Retail Class shares pursuant to the Plan.

CWC SMALL CAP AGGRESSIVE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2015

In addition, certain affiliates of the Distributor provide services to the Fund(s) as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

5. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal year ended September 30, 2013 was as follows:

Fiscal Year Ended
September 30, 2013
Ordinary Income	$19,746
Long-Term Capital Gain	–
Return of Capital	–
$19,746

There were no distributions for the fiscal year ended September 30, 2014.

As of September 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gains	Capital Loss Carry Forwards	Other Book/Tax Differences	Post October Loss and Late Year Loss	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficit)
$-	$1,247,688	$–	$–	$(152,730)	$1,675,654	$2,770,612

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales, and adjustments for real estate investment trusts and return of capital distributions from corporations.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $21,082.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $131,648.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), the reclass of net operating losses, and adjustments for real estate investment trusts and return of capital distributions from corporations, resulted in reclassifications for the year ended September 30, 2014 as follows:

Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain
$(8,811)	$43,385	$34,574

CWC SMALL CAP AGGRESSIVE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2015

6. REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund. For the six months ended March 31, 2015, the Fund did not assess any redemption fees.

7. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

CWC SMALL CAP AGGRESSIVE VALUE FUND
EXPENSE EXAMPLES (Unaudited)
March 31, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as redemption fees on certain sales of Fund shares, (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2014 through March 31, 2015.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Expenses Paid During Period*	Ending Account Value 3/31/15	Expenses Paid During Period*

Institutional Class	1.34%	$1,000.00	$1,046.20	$6.84	$1,018.25	$6.74
Retail Class	1.59%	$1,000.00	$1,045.80	$8.11	$1,017.00	$8.00

 *Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

CWC SMALL CAP AGGRESSIVE VALUE FUND
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2015

CWC Small Cap Aggressive Value Fund - Advisor- CWC Advisors, LLC*

     In connection with the regular meeting held on November 11-12, 2014 the Board of Trustees (the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between CWC Advisors, LLC (“the “Advisor”) and the Trust, with respect to the CWC Small Cap Aggressive Value Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

    The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

   Nature, Extent and Quality of Services. The Trustees noted that the Advisor was founded in 2002 and along with its parent company, Cleland Woolworth Capital Group, Inc., is currently managing approximately $90 million in assets for high net worth individuals, institutional investors, and a mutual fund, and focuses on providing portfolio management services specializing in the domestic small cap asset class. The Trustees reviewed the background information on the key investment personnel responsible for servicing the Fund taking into consideration their education and observing their broad range of experience in investment management, portfolio construction, research analysis, and operations. The Trustees noted that the Advisor’s core investment team has been together for over 10 years demonstrating the firm’s stability. The Trustees reviewed the Advisor’s investment process observing it applies a disciplined method to screen securities using fundamental analysis, historical trends and risk management to determine if the securities meet its initial set of criteria, and if so, the Advisor conducts a deeper dive using additional research and input received from corporate management, industry experts, financial analysts and corporate competitors. Acknowledging that not all strategy risks can be eliminated, the Trustees noted the Advisor identified the main risk to the Fund as market volatility associated with a concentrated small cap portfolio of approximate 50 stocks. They further noted the Advisor utilizes a risk mitigation process that focuses on strict adherence to portfolio construction guidelines, including the monitoring of initial position size, maximum position size and sector and industry weightings relative to the benchmark. The Trustees observed that the Advisor monitors compliance with the Fund’s limitations by monitoring position size, sector weightings as well industry weightings within sectors and reviews reports received from the Fund’s administrator to ensure strict adherence to portfolio guidelines. The Trustees also took note that to date there have not been any material compliance issues. The Trustees reviewed the Advisor’s broker-dealer selection process and best execution practices noting they use broker-dealers based on their execution capabilities, competitive commission rates, research assistance, and market commentary, which, the Trustees noted, the Advisor states adds additional value to their investment process. The Trustees noted that there have been no material compliance or litigation issues reported since the last contract approval that would effect on the Advisor’s ability to operate. The Trustees recognized that the Advisor has a diligent and consistent investment process implemented a veteran investment team with a focus of adding value to the Fund. The Trustees concluded that they expect the Advisor should continue to provide high quality service to the Fund for the benefit of the shareholders.

   Performance. The Trustees considered the performance of the Fund. The Trustees noted that while the Fund had positive returns, the Fund had an overall Morningstar rating of 1 star, had relatively high downside capture and lower upside capture, and ranked in the 95th percentile of the Morningstar category. The Trustees noted that over the first three quarters of 2014, the Fund’s performance had improved considerably, and had ranked in the 14th percentile of the Morningstar category. The Trustees reasoned that the Advisor was managing the Fund’s portfolio in accordance with prospectus guidelines, and recent performance had indicated that the Advisor was adding value to the portfolio and showed an ability to improve performance. After discussion, the Trustees agreed that the Advisor has met the Fund’s objective of capital appreciation and its performance is reasonable.

   Fees and Expenses. The Trustees noted that the Fund charges a 1.00% management fee, and that this is higher than the Morningstar category average but within the range of the fees of the category. They also noted that the fee was

CWC SMALL CAP AGGRESSIVE VALUE FUND
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
March 31, 2015

 slightly higher than the peer group average of 0.90% but also within the range of fees charged by the peer group funds. They further noted that the Fund’s net expense ratio was reasonably within the ranges of the Morningstar category funds and the peer group funds and in fact lower than the average of each group. After discussion and considering that the Advisor waived over half of its fee over the last fiscal year, the Trustees concluded that the fee was not unreasonable.

   Economies of Scale. The Trustees noted that the Advisor indicated that it is amenable to a discussion of breakpoints in the future, but noted that the Fund’s current asset levels are not high enough to justify breakpoints at this time. After discussion, it was the consensus of the Trustees that based on the current size of the Fund, and the Fund’s anticipated size over the next 12 months, asset levels do not warrant breakpoints at this time, but economies of scale would be revisited at the next renewal and as the size of the Fund materially increases.

   Profitability. The Trustees considered the profits realized by the Advisor in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the advisory services provided to the Fund. The Trustees concluded that, based on the profitability analysis provided by the Advisor, it was very modest in dollar amount, even though significant in terms of percentage of revenue. After further discussion, the Trustees concluded that the profits realized by the Advisor were not excessive.

   Conclusion. Having requested and received such information from the Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders of CWC Small Cap Aggressive Value Fund.

* Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

• Social Security number and wire transfer instructions
• account transactions and transaction history
• investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.
How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?   Call 1-402-493-4603

PRIVACY NOTICE
NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Northern Lights Fund Trust collect my personal information?	We collect your personal information, for example, when you
	•	open an account or deposit money
	•	direct us to buy securities or direct us to sell your securities
	•	seek advice about your investments
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only:
	•	sharing for affiliates’ everyday business purposes – information about your creditworthiness.
	•	affiliates from using your information to market to you.
	•	sharing for nonaffiliates to market to you.
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

	•	Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
	•	Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

	•	Northern Lights Fund Trust doesn’t jointly market.

This Page Intentionally Left Blank

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-881-2381 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-881-2381.

INVESTMENT ADVISOR
CWC Advisors, LLC
5800 SW Meadows Road, Suite 230
Lake Oswego, OR 97035

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Dr., Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer

Date 6/5/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer

Date 6/5/15

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer

Date 6/5/15